President Sean McGarvey Highlights Job Creation through Pension Investment at NABTU’s 2018 Legislative Conference

During his keynote speech at the 2018 Legislative Conference for North America’s Building Trades Unions (NABTU), President Sean McGarvey highlighted how unions are using financial muscle to create union jobs where $500 billion in union pension assets are being invested.

“We are making sure all of our resources are utilized to support our mission, not undermine it,” said Mr. McGarvey. “We are getting smarter and taking control of our destiny. If we recognize the value and power of our retirement funds… we can drive job creation today and for generations to come.”

The theme of the conference, “Our Money at Work,” came alive during the conference’s opening video which included AFL-CIO Housing Investment Trust (HIT) CEO Steve Coyle and the HIT-financed Cherry Street Lofts project in Bridgeport, Connecticut. The video featured the active construction site where an estimated 230 union construction jobs will be created through the HIT’s $35 million investment to rehabilitate a dilapidated factory into new affordable apartments.

HIT was also highlighted in Pensions and Investments April 30th story, “Unions look for jobs to go with their infrastructure investments” as an example of linking union pension investment with job creation. Last year, the HIT was also included in Pensions and Investments “2017 Best Places to work in Money Management”.

Investors should consider the HIT’s investment objectives, risks, charges and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.